SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                JANUARY 15, 1997


                           EARTH SEARCH SCIENCES, INC.
              (Exact name of registrant as specified in its charter



                        State of Utah 0-19566 87-0437723
             (State of Incorporation) (Commission (I.R.S. Employer
                          File No.) Identification No.)



502 North 3rd Street, Suite #8, McCall, Idaho                    83638
  (Address of principal executive offices)                     (Zip code)


               Registrant's telephone number, including area code:
                                 (208) 634-7080


                                    No Change
          (Former Name or Former Address, if changed since last report)

Item 5.  OTHER EVENTS.

     On January 10, 1997, the Company filed a declaratory relief action against the Idaho Department of Finance in the District court of the Fourth Judicial District of the State of Idaho, in and for the County of Valley, Civil No.CV-97-000C. The Company's declaratory relief action seeks a declaration from the court that the Company did not violate the Idaho Securities Act with regard to certain transactions taking place subsequent to April 1, 1994. The Company's declaratory relief action was filed in response to repeated threats by the Department that it would file suit against the Company.

     On January 10, 1997, the Department of Finance filed suit against the Company and its Chairman, Larry Vance, in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada, Civil
No. CV OC 9700155D. The Department's complaint set forth five counts, alleging that the Company and Mr. Vance (1) sold unregistered securities to Idaho and non-Idaho residents in violation of Idaho law, (2) acted as broker-dealer or securities salesmen without having registered as such, (3) made untrue statements of material facts in violation of the Idaho antifraud law, (4) by making said untrue statements of material facts, engaged in a practice which operates as a deceit upon persons, and (5) distributed press releases and other written literature without filing same with the Director of the Idaho Department of Finance in violation of the Department's rules.

     The Department's complaint seeks the following relief: (A) a declaration that the Company and Mr. Vance have violated Idaho law, (B) entry of a permanent injunction enjoining the Company and Mr. Vance from violating Idaho law, (C) entry of a permanent injunction prohibiting the Company and Mr. Vance from claiming the availability of, using or offering or selling securities, under any exemptions under Idaho law without seeking the prior written consent of the Director of the Department, (D) an order requiring the Company and Mr. Vance to make an offer of rescission to all persons who purchased or received securities sold by the Company or Mr. Vance in violation of Idaho law, (E) an order requiring the Company and Mr. Vance to pay a penalty of $10,000 for each violation of Idaho law, and (F) an award to the State of its attorneys fees and costs.

     With respect to sales of securities violation of the registration requirements of Idaho law, the Company believes it may have misunderstood certain state regulations in completing transactions with a limited number of Idaho-based investors. The Company is preparing to offer approximately 19 Idaho residents offers of rescission which, if accepted by all offerees, would costs the Company an aggregate of $143,540. The Company does not believe it violated the laws of any other state or any federal laws and regulations, and vehemently denies all other allegations made in the Department's complaint.

     The Company in particular intends to vigorously oppose the Department on the issue of whether the Company has made any untrue statements of material facts. The Department included seven specific allegations of untrue statements in its complaint. The Department's allegation and the Company's response are set forth below:


     DEPARTMENT ALLEGATION                             COMPANY RESPONSE
A.  Defendants represented to offeree             The Company has never denied that it pays
and/or investors that principal corporate         compensation to Dr. Peel and it has
officers did not receive compensation for         accrued compensation for Mr. Vance that
services rendered, when it fact,                  will be paid only when the Company
compensation was received by principal            generates revenues.  All information
corporate officers.                               regarding officer compensation has been
                                                  properly disclosed in the Company's SEC
                                                  filings and in the Company's audited
                                                  financial statements.

B.  Defendants represented to certain             The Company's 10-K's, 10-Q's,
offeree and/or investors that ESSI owned          shareholder letters and press releases
certain remote sensing equipment, when in         accurately reflect that state of development
fact, ESSI owned no such equipment.               and the Company's ownership interest in
                                                  the ESSI Probe 1 instrument.  In fact, the
                                                  Company has filed a copy of its contract
                                                  with Integrated Spectronics for the
                                                  manufacture and acquisition of ESSI Probe 1
                                                  as an exhibit to its Form 10-K for the
                                                  year ended March 31, 1996.

C.  Defendants represented to offeree             The Company has properly disclosed the
and/or investors that they had contract           existence and nature of all of its material
with major well-known corporations and            contract, and has never misrepresented the
suggested that such contracts would be            revenue potential of these contracts.  The
revenue producing, when in fact, such             Company's financial statements and filings
contracts were not revenue producing.             with the SEC accurately reflect the only
                                                  revenues received by the Company to date
                                                  (from one of such contracts).

D.  Defendants represented to offeree             In response to their allegation, the Company
and/or investors that they would have the         only converted promissory notes with the
right to convert promissory notes into            prior consent or knowledge of investor.  In
stock, when in fact, promissory notes were        fact, the Company has signed authorization
automatically converted to stock without the      for all conversions, except four. For those
prior consent or knowledge of investors.          isolated transactions taking place in 1995,
                                                  the Company made the conversion based on the
                                                  oral directions of the noteholders. Since the
                                                  Department's concerns came to light, the
                                                  Company contacted the noteholders and exchanged
                                                  their stock for payment in full of their
                                                  promissory notes. Except for these isolated
                                                  instances, which have been rectified to the
                                                  satisfaction of the investors, the Company has
                                                  no knowledge of any other conversions of a note
                                                  without the written authorization of the
                                                  noteholder.


E.  Defendants represented to offeree and/or      The Company does not understand the
investors that ESSI owned subsidiary              Department's allegation regarding
companies, however, no disclosures                subsidiaries. The Company's financial
regarding said companies were in financial        statements and SEC filings properly disclose
documents or SEC filings.                         all material subsidiaries and their respective
                                                  business activities, if any.

F.  Defendants represented to offeree             The Company has properly disclosed its
and/or investors that ESSI "holds a majority      interest in the Kazakstan joint stock
equity interest in the mineral concession in      company SEMTECH and SEMTECH's possession
a region of Kazakstan" where Defendants           of a mineral concession for the Polygon
claim there is a "remarkable concentration        region of Kazakstan.  The Company quoted
of potentially viable precious and base           from a report prepared by Behre Dolbear &
metals properties," when in fact, ESSI does       Company, independent consultants, regarding
not have any binding agreement giving it a        the potential quality of the mineral
majority equity interest in a mineral             deposits in the Polygon region, and has
concession in Kazakstan.                          made no representation to anyone concerning
                                                  the presence or nature of mineral reserves
                                                  in the Polygon region. The Company recognizes
                                                  that doing business in Kazakstan entails
                                                  a higher degree of unpredictability and risk
                                                  than doing business in the United States or
                                                  other, more developed nations.  The Company
                                                  has disclosed its concerns about the risk
                                                  profile most recently in its Form 10-Q for
                                                  the quarter ended September 30, 1996.

G.  Defendants represented to offeree             The Company never represented in any of
and/or investors that ESSI acquired Lamb          its SEC filings that it closed the acquisition
Associates, Inc., an engineering and              of Lamb Associates, Inc.  The Company had a
technical services firm, when in fact,            binding agreement to purchase Lamb Associates,
ESSI did not acquire Lamb Associates, Inc.       Inc., but never obtained the financing
                                                  necessary to close the transaction. All of
                                                  this was fully disclosed in the Company's
                                                  SEC filings, including most recently in
                                                  the Company's Form 10-K for the year ended
                                                  March 31, 1996. In January 1996, the Company
                                                  and William Lamb renegotiated the transaction
                                                  documents to accommodate a closing without
                                                  financing. Mr. Lamb issued a press release
                                                  at the time of the renegotiation indicating
                                                  that the transaction would be closing. The
                                                  Company withdrew its offer to close the
                                                  transaction when it learned that Lamb
                                                  Associates' revenues and earning were less
                                                  that had been projected by Lamb Associates.
                                                  The Company never misrepresented the nature
                                                  of the Lamb Associates transaction.


     The Company is very disappointed that the Department has chosen to file its complaint. The Company requires financing to complete the development and implementation of its business plan. There can be no assurance given the existence of the complaint that the Company will obtain the required financing.

     The Department had offered to settle the complaint on terms that would have required the Company to admit that it had unmade untrue statements of material facts. The Board of Directors of the Company considered the offer of settlement but rejected it because the admission would have potentially undermined the Company's credibility. During the pendency of the Department's lawsuit, the Company intends to defend its credibility vigorously, and to try its hardest to conduct business as though the complaint does not exist.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                             EARTH SEARCH SCIENCES, INC.
                                             (Registrant)



                                             By /s/ Larry F. Vance
                                             Larry F. Vance
                                             Chairman and Director


January 15, 1997